INVESTOR PRESENTATION www. vringo .com THIRD QUARTER 2013

OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX Safe Harbor Statement This presentation includes forward - looking statements, which may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology . Forward - looking statements are statements that are not historical facts . Such forward - looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward - looking statements contained herein . Factors that could cause actual results to differ materially include, but are not limited to : our inability to license and monetize our patents, including the outcome of the litigation against online search firms and other companies ; our inability to monetize and recoup our investment with respect to patent assets that we acquire ; our inability to develop and introduce new products and/or develop new intellectual property ; new legislation, regulations or court rulings related to enforcing patents, that could harm our business and operating results ; our inability to raise additional capital to fund our combined operations and business plan ; our inability to maintain the listing of our securities on NASDAQ ; the potential lack of market acceptance of our products ; potential competition from other providers and products ; our inability to retain key members of our management team ; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10 - K for the year ended December 31 , 2012 filed with the SEC on March 21 , 2013 . In addition, the statements in this presentation reflect our expectations and beliefs as of the date of this presentation . We anticipate that subsequent events and developments will cause our expectations and beliefs to change . However, while we may elect to update these forward - looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise . These forward - looking statements should not be relied upon as representing our views as of any date after the date of this presentation . Trademark Usage VRINGO, the VRINGO logo, and other VRINGO trademarks, service marks, and designs are registered or unregistered trademarks of Vringo, Inc . and its subsidiaries in the United States and in foreign countries . This presentation contains trade names, trademarks and service marks of other companies . All such trade names, trademarks and service marks of other companies are property of their respective owners . Vringo does not intend its use or display of other parties’ trade names, trademarks and service marks to imply a relationship with, or endorsement or sponsorship of or by, such other parties . 1

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Vringo Overview

Vringo is engaged in the innovation, development and monetization of intellectual property and mobile technologies.

Symbol	VRNG
Exchange	NASDAQ
Market Capitalization	$256 million (9/13/13)
Average Trading Volume	1,887,490 (30 day)
52 Week Range	$1.75 - $5.73
Index Memberships	Russell 3000/Russell Global
Current Cash	$46,000,000 (6/30/13)
Auditor	KPMG
Corporate Headquarters	New York, NY
Employees	22
R&D Facilities	Israel
Founded	2006

Telecom Patent Portfolio

580+ Patents and Applications

- 500+ Patents granted
- 80+ Patent applications

Wireless Infrastructure Technology

- Communication Management
- Data and Signal Transmission
- Mobility Management
- Radio Resources Management
- Services

Wireless Device Technology

- 2G/3G/4G/LTE Enabled Devices
- Wifi/Hotspot Enabled Devices

Internet and Search Patent Portfolio

Lycos Portfolio (8 Patents)

- '420 and '664 Patents cover the ranking of search results and the placement of search advertising results
- Technology used to place high quality advertisements in the best positions
- Patents acquired from Lycos, where Vringo President and CTO Andrew "Ken" Lang served as Chief Technology Officer

Akadiri Portfolio (2 Patents, 5 Applications)

- Covers insertion of content (e.g., ads, text, video, audio) into a video stream, audio stream, or webpage
- Acquired from quantumStream

OVERVIEW | INTERNET SEARCH | VRINGO TELECOM | SECURITY/HOME MONITORING | TEAM | SUMMARY | APPENDIX | 2

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Business Overview

Innovate

Engage in the creation of new technologies

- Develop patent portfolio in wireless communications and cognitive radio
- Develop prototype systems
- Make strategic investments

Protect

Enforce patents through litigation

- ADT & Tyco Integrated Security, 1 patent in SDFL, filed Sept 12, 2013
- ZTE, 9 patents asserted in 4 countries, beginning Oct 2012
- Google et al., 2 patents in EDVA, filed Sept 15, 2011

License

Secure favorable licenses without significant legal expenses via litigation

- 31 patent families declared standard essential patents
- Prime candidates for FRAND licensing

OVERVIEW | INTERNET SEARCH | VRINGO TELECOM | SECURITY/HOME MONITORING | TEAM | SUMMARY | APPENDIX | 3

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Innovate

Research and Development

Innovation Team

- Ex-Nokia technical researcher
- Two Ex-Nokia patent development managers
- Cognitive radio technologist
- Three embers from engineering firm
- Three members from Vringo team

Prototype Development

- Wireless Signal Strength Detection
- LTE-WiFi Data Sinks
- RFID Enabled Network Control of Objects
- Video Telephony
- Intelligent Self-Organizing Mailbox

Patent Filings

13 internally-generated patent applications filed

- Cognitive Radio
- Wireless Energy
- Video Group Messaging
- Behavioral Modification
- Mobile Phone Security

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OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX Current Enforcement Actions Dates Filed ► Sept. 15, 2011 UK: Oct 8, 2012 & Dec 5, 2012 Germany: Nov 15, 2012 & Sep 13, 2013 France: Mar 29, 2013 Australia: Jun 3, 2013 September 12, 2013 Location(s) ► Eastern District of Virginia UK, Germany, France, Australia Southern District of Florida Accused Products ► Ad Words Wireless Infrastructure & Handsets ADT Pulse Tyco Integrated Security Mobile Security Management Patents Asserted ► US 6,314,420 US 6,775,664 EP 1,212,919 EP 1,166,589 EP 1,808,029 EP 1,330,933 EP 1,221,212 EP 1,186,119 EP 0,748,136 AU 773,182 AU 212,893 US 6,288,641 Legal Teams ► Dickstein Shapiro Knobbe Martens (Appellate Counsel) UK: Powell Gilbert Germany: Reimann Osterrieth Köhler Haft & Maikowski Ninnemann France: Veron and Associates & Cabinet Plasseraud Australia: Allens Linklaters Lerner, David, Littenberg , Krumholz & Mentlik , LLP Stearns Weaver Miller Weissler Alhadeff & Sitterson , P.A. (Local Counsel) OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX 5

OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX Global Patent Portfolio 133 57 8 13 39 33 25 13 500+ Patents 400+ Nationally Enforceable Patents 80+ Patent Applications 124 Patent Families 11 6 10 9 7 11 3 4 OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX

OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX Global Enforcement Strategy 7 Australia ► ZTE ► Jun 3, 2013 Unite d Kingdom ► ZTE ► Oct. 8, 2012 ► Dec. 5, 2012 France ► ZTE ► Mar. 29, 2013 Germany ► ZTE ► Nov. 15, 2012 ► Sept. 13, 2013 Eastern District of Virginia ► Google et al. ► Sept. 15, 2011 South District of Florida ► ADT & Tyco Integrated Security ► Sept. 12, 2013 OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX

Internet Search Portfolio

OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX On September 15, 2011, I/P Engine filed a patent infringement lawsuit against five companies, including Google and AOL, in the Eastern District of Virginia The lawsuit alleged infringement of patents purchased from Lycos, Inc. The patented technology covers the placement of advertisements Jury Verdict in November 2012 Use of Patented Technology by Google OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX 9 An advertisement's content relevance to a search query Click - through rates from prior users relative to that advertisement One example of Google's use of the patented keyword relevance technology Quality Score is a measure of how relevant a keyword is to ad text and to what a user is searching for. The Quality Score for Google [includes]: ► The relevance of the keyword and the matched ad to the search query ► The historical click through rate (CTR) of the keyword and the matched ad on the Google domain I/P Engine's patents, acquired from Lycos , cover the combination of: Litigation History

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District Court / Court of Appeals Timeline*

District Court ▾

Q4 2012
- Trial
- Jury verdict
- Post-trial motions

Q2 2013
- District Court ruled on post-trial motions
- Notices of appeal filed

Q3 2013
- USPTO confirms validity of all challenged claims of '420 patent
- District Court rulings on supplemental damages and ongoing royalties

Q4 2012 | Q1 2013 | Q2 2013 | Q3 2013 | Q4 2013 | Q1 2014 | Q2 2014

Q2 2013
- Notice of Docket of Appeal received

Q3 2013
- Defendant-Appellants' Initial (Blue) Brief filed
- Plaintiff-Cross Appellant's (I/P Engine) Principal and Responsive (Red) Brief due

Q4 2013
- Plaintiff-Cross Appellant's (I/P Engine) Principal and Responsive (Red) Brief
- Defendant-Appellants' Response and Reply Brief (Yellow)
- Plaintiff-Cross-Appellant's Reply Brief (Gray)
- Settlement conference
- Statement regarding settlement conference

Q1 2014
- Oral argument

Court of Appeals ▴

* Approximate Dates as of 9/12/13, Subject to Change

OVERVIEW | INTERNET SEARCH | VRINGO TELECOM | SECURITY/HOME MONITORING | TEAM | SUMMARY | APPENDIX | 10

Vringo Telecom Portfolio

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Vringo Telecom Portfolio

Vringo Telecom Portfolio

Wireless Infrastructure

Base Stations
BSCs/RNCs
Mobile Switching Center/SGSN
Gateways

Telecom Infrastructure

Servers
Routers/Switches

Phones/Tablets

2G/3G/4G/LTE
Wifi/Hot Spot Enabled Devices

Remote Monitoring

Residential/Commerical Monitoring Systems

Conferencing Systems

Video/Web Conferencing

Portfolio Characteristics

Portfolio covers wireless infrastructure

- 500+ Issued Patents
- 80+ Patent Applications
- 124 Patent Families

Patents from 31 families have been declared essential

Majority of patents filed in late 1990's and early 2000's

High level of forward citations

- Patents recognized by others in the industry as foundational

Average remaining lifetime of patents is 6 years

- Strong candidates for litigation and licensing

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OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX Headquarters ► Revenues ► $18.2 bln * $16.1 bln * $13.3 bln 2012 Est 2013 Est 2014 OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX ZTE Corporation ZTE Term Sheet (May 15, 2013) Shenzhen, China 78,402 Employees *Bloomberg consensus estimate 13 ZTE Corporation , together with its subsidiaries, engages in the design, development, production, distribution and installation of various telecommunications systems and equipment in the People’s Republic of China, Asia, Africa, Europe, the United States, and Oceania. Vringo provided ZTE with a term sheet that stated, in part, as follows : ZTE may elect to take a license to all of the Essential Patents for the GSM Standard, the UMTS Standard and the LTE Standard together at the following rates : $ 2 . 50 for each Smartphone made or sold by ZTE and $ 1 . 20 for all other Subscriber Units sold by ZTE . 1 . 50 % of Infrastructure Revenues . ZTE may also elect to take separate licenses under the GSM Patents, UMT Patents and LTE Patents at the following rates : Any license to a single Standard shall be for single - mode products compliant with that Standard only . Any license to two Standards shall only cover single - mode products compliant with the two Standards and dual - mode products compliant with both Standards . GSM UMTS LTE Smartphone $0.85 $0.85 $0.85 Subscriber Unit $0.40 $0.40 $0.40 Infrastructure Revenues 0.5% 0.5% 0.5%

Remote Monitoring Patents

OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX Remote Monitoring Overview 15 U.S. Patent 6,288,641 EP 1221149 (DE, FI, FR, SE, UK) The patented technology relates to, amongst other things, the use of a mobile terminal to remotely monitor a location (e.g., home or business) U.S. Patent 6,288,641 Filing Date: 1999 EP 1221149 Filing Date: 2000

OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX Company Description ► “Tyco Integrated Security is North America’s leading commercial security systems integrator, providing security and business optimization services to more than 500,000 customers” Tyco Integrated Security Press Release, 8/15/13 Products/Services accused ► Tyco Integrated Security Mobile Security Management OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX ADT/Tyco Litigation On September 12, 2013, Vringo Infrastructure, Inc. filed a patent infringement lawsuit in the Southern District of Florida 16 Company Description ► “The ADT Corporation is a leading provider of electronic security, interactive home and business automation and related monitoring services in the United States and Canada. ADT has one of the most trusted and well - known brands in the security industry today. ADT currently serves more than six million residential and small business customers, making it the largest company of its kind in both the United States and Canada.” The ADT Corporation 10 - K, 9/4/13 Products/Services Accused ► ADT Pulse

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Management Team and Key Employees



Andrew Perlman, CEO & Director

- Former Head of Digital, Classic Media
- Former VP of Global Digital Business Development, EMI Music
- George Washington University, B.A.



Andrew "Ken" Lang, CTO, President & Director

- Former CEO and CTO, Innovate/Protect
- Former CEO, Lightspace
- Former CTO, Lycos
- Duke University, B.S.; Carnegie Mellon University, M.S.



Alexander R. Berger, COO, Secretary & Director

- Former COO and CFO, Innovate/Protect
- Former VP, Hudson Bay Capital
- Former Aide, The White House
- George Washington University, B.Accy



Anastasia Nyrkovskaya, CPA, CFO & Treasurer

- Former Vice President and Assistant Global Controller, NBC Universal Media, LLC
- Former Auditor, KPMG LLP
- Moscow State University of Publishing and Printing Arts



Clifford Weinstein, Executive Vice President

- Former Partner, Maxim Group
- Fordham University, B.A.



David L. Cohen, Chief Legal and IP Officer

- Former Senior Litigation Counsel, Nokia
- Former Attorney, Skadden Arps, et al.
- Former Attorney, Lerner David, et al.
- Johns Hopkins University, B.A., M.A.; Cambridge, M.Phil.; University College, London, M.A.; Northwestern University, J.D.



Jason Charkow, Senior IP Counsel

- Former of Counsel, Intellectual Property Litigation, Winston & Strawn LLP
- Former Attorney, Jones Day
- Hofstra University, J.D.



Saswat Misra, IP Counsel

- Former Attorney and Patent Agent, Ropes & Gray LLP
- Former R&D Engineer, Army Research Laboratory
- Columbia University, J.D. Harlan Fiske Stone Scholar
- Cornell University, Ph.D.
- University of Illinois, M.S.; University of Maryland, B.S.

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Board of Directors



H. Van Sinclair

- President & CEO, The RLJ Companies
- Former Acting President, Charlotte Bobcats
- Former Partner-in-Charge of Litigation, Arent Fox PLLC
- University of Rochester, B.A.S./M.B.A.; George Washington University, J.D.



Donald E. Stout

- Co-founder, NTP Inc.
- Partner, Antonelli Terry Stout & Kraus LLP
- Former patent examiner, USPTO
- Pennsylvania State University, B.S.; George Washington University, J.D.



Noel J. Spiegel

- Former Partner, Deloitte & Touche, LLP (40+ Years)
- Current Board Member and Chairman of Audit Committee, American Eagle Outfitters, Inc.
- Current Board Member and Member of Audit Committee, Radian Group, Inc.



Ashley Keller

- Co-founder and CIO, Gerchen Keller Capital, LLC
- Special Situations Analyst, Alyeska Investment Group
- Partner, Bartlet Beck Herman Palenchar & Scott LLP
- University of Chicago Law School, J.D.; University of Chicago Booth School of Business, M.B.A; Harvard University, B.A.



John Engelman

- Co-founder, Boomerang Media
- Founder & CEO, Classic Media
- Former CEO, Broadway Video
- Harvard College, B.A.; Harvard Law School, J.D.



Andrew Perlman, CEO & Director

- Former Head of Digital, Classic Media
- Former VP of Global Digital Business Development, EMI Music
- George Washington University, B.A.



Andrew "Ken" Lang, CTO, President & Director

- Former CEO and CTO, Innovate/Protect
- Former CEO, Lightspace
- Former CTO, Lycos
- Duke University, B.S.; Carnegie Mellon University, M.S.



Alexander R. Berger, COO, Secretary & Director

- Former COO and CFO, Innovate/Protect
- Former VP, Hudson Bay Capital
- Former Aide, The White House
- George Washington University, B.Accy

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OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX Capitalization Table 19 Description As of September 8, 2013 Fully Diluted Shares Outstanding 116.1 million Common Shares 83.8 million Warrants Outstanding Warrants $1.76 10.6 million Warrants $5.06 7.8 million Employee Incentive Plan 13.8 million

OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX Summary & Near Term Strategic Objective s 20 Continue to Build Intellectual Property Portfolio Create new IP in key technology areas Patent Applications > Issued Patents Acquire foundational IP ► Highly selective criteria ► Disciplined due diligence process Innovate Continue development of prototype applications/products ► Remote monitoring ► Mobile bandwidth aggregation ► Make strategic investments Drive Licensing Revenue Drive Licensing Revenue ► Execute existing enforcement actions ► Assert additional patents against identified targets ► Part of a large and growing asset class ► Strong balance sheet to execute business plan ► Global strategy for patent monetization ► Substantial intellectual property portfolio ► Established enforcement track record ► Experienced management, board and legal team ► Several near team catalysts OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX

OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX Contact Information Cliff Weinstein Executive Vice President Office: 646.532.6777 Mobile: 631.786.0260 cliff@vringo.com Vringo, Inc. 780 3rd Avenue, 15 th Floor New York, NY 10017 For more information, please contact: 21

OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX Symbol Market Cap* IDCC $1,540,240,000 ACTG $1,154,430,000 TSRA $1,066,470,000 VHC $1,050,690,000 RPXC $895,530,000 PCO $520,280,000 WILN $400,500,000 Public Intellectual Property Companies Symbol Market Cap* PRKR $310,500,000 FNJN $233,700,000 UPIP $179,710,000 SPEX Unknown DSS $53,310,000 MARA $32,400,000 OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX 22 *Bloomberg, Market Cap Data as of 9 /11/ 13 OVERVIEW INTERNET SEARCH VRINGO TELECOM SECURITY/HOME MONITORING TEAM SUMMARY APPENDIX

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Company Milestones

2012

Date	Milestone
MAR 14	Announced merger with Innovate/Protect
MID-JUN	Favorable Markman ruling in I/P Engine vs. AOL, Google, et al.
JUL 19	Completed merger with Innovate/Protect
AUG 19	$31.2 million registered direct, acquired telecom infrastructure portfolio from Nokia of over 500 patents and applications
OCT 5	$45 million registered direct offering
OCT 8	Filed lawsuit against ZTE in UK
NOV 6	Jury verdict reached in I/P Engine vs. AOL, Google, et al.
NOV 15	Filed lawsuit against ZTE Germany
DEC 15	Filed 2nd lawsuit against ZTE in UK

2013

Date	Milestone
JAN 2	Ashley Keller joined Board of Directors
JAN 31	Filed lawsuit against Microsoft
FEB 12	Jason Charkow joined as Intellectual Property Counsel
FEB 21	Extended lawsuit against ZTE in Germany with additional patent
MAR 19	Announced partnership with Virginia Tech Intellectual Properties
APR 1	Filed lawsuit against ZTE in France
APR 3	Post-trial J.M.O.L.s ruled on in I/P Engine vs. AOL, Google et al case
APR 4	Filed Notice of Appeal I/P Engine vs. AOL, Google et al. case
APR 19	Began trading on NASDAQ
APR 24	Extended lawsuit against ZTE in Germany with additional patent
MAY 8	Noel J. Spiegel joined Board of Directors
MAY 20	Dr. Saswat Misra joins as intellectual property counsel
MAY 30	I/P Engine & Microsoft enter into license & settlement agreement
Jun 12	Filed lawsuit against ZTE in Australia
Jun 25	Joined Russell 3000 and Russell Global Indexes
Jul 24	USPTO confirms validity of '420 patent
Aug 16	Favorable ruling in I/P Engine vs. AOL, Google et al case
Sep 12	Filed Lawsuit against ADT & Tyco Integrated Security

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